Exhibit 10.4

December 16, 2010

Toyota Motor Sales, U.S.A., Inc.

James Lentz, President

19001 South Western Avenue

Torrance, California 90509

RE:	AutoNation, Inc. Consent Agreement

Dear Mr. Lentz:

Reference is made to that certain letter agreement (the “Consent Agreement”), dated as of January 28, 2009, as extended by that certain extension agreement (the “Extension Agreement”), dated November 23, 2009, and as amended by that certain amendment (the “Amendment”), dated April 23, 2010, by and among Toyota Motor Sales, U.S.A., Inc. (“Toyota”), AutoNation, Inc. (“AutoNation”), ESL Investments, Inc. and its investment affiliates set forth on Exhibit A to the Consent Agreement and such other investment affiliates of ESL Investments, Inc. or individuals that may be added as parties to the Consent Agreement from time to time pursuant to paragraph 9 of the Consent Agreement. Capitalized terms used but not defined in this letter agreement shall have the meanings ascribed thereto in the Consent Agreement.

Each of the parties hereto hereby: (i) agrees that the “Termination Date” of the Consent Agreement as set forth in paragraph 7 thereto, which previously read “December 31, 2009”, and which was extended by the Extension Agreement to read “December 31, 2010”, shall be amended to read “December 31, 2011” and (ii) reaffirms the terms of the Consent Agreement, as amended by the Amendment and as further extended by this letter agreement, and agrees that the Consent Agreement, as so amended, shall remain in full force and effect until terminated in accordance with its terms.

This letter agreement (a) may not be amended, waived or modified except by an instrument in writing signed by Toyota, AutoNation and ESL Investments, Inc. and (b) may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but which when taken together shall constitute one and the same letter agreement.

Please acknowledge your agreement to the foregoing by signing and returning to the undersigned as soon as possible a counterpart of this letter.

Toyota Motor Sales, U.S.A., Inc.

Very truly yours,

ESL INVESTMENTS, INC.

/s/ William C. Crowley
William C. Crowley, President & Chief
Operating Officer

ESL PARTNERS, L.P.

/s/ William C. Crowley
William C. Crowley, President & Chief
Operating Officer of ESL Investments, Inc., the
ultimate General Partner to ESL Partners, L.P.

ESL INSTITUTIONAL PARTNERS, L.P.

/s/ William C. Crowley
William C. Crowley, President & Chief
Operating Officer of ESL Investments, Inc., the
ultimate General Partner to ESL Institutional
Partners, L.P.

ESL INVESTORS, L.L.C.

/s/ William C. Crowley
William C. Crowley, President & Chief
Operating Officer of ESL Investments, Inc., the
ultimate Managing Member to ESL Investors,
L.L.C.

CBL PARTNERS, L.P.

/s/ William C. Crowley
William C. Crowley, President & Chief
Operating Officer of ESL Investments, Inc., the
ultimate General Partner to CBL Partners, L.P.

Toyota Motor Sales, U.S.A., Inc.

TYNAN, LLC

/s/ William C. Crowley
William C. Crowley, Managing Member

ESL INVESTMENT MANAGEMENT, L.P.

/s/ William C. Crowley
William C. Crowley, President & Chief
Operating Officer of ESL Investments, Inc., the
ultimate General Partner to ESL Investment
Management, L.P.

RBS PARTNERS, L.P.

/s/ William C. Crowley
William C. Crowley, President & Chief
Operating Officer of ESL Investments, Inc., the
ultimate General Partner to RBS Partners, L.P.

RBS INVESTMENT MANAGEMENT, L.L.C.

/s/ William C. Crowley
William C. Crowley, President & Chief
Operating Officer of ESL Investments, Inc., the
ultimate Managing Member to RBS Investment
Management, L.L.C.

Toyota Motor Sales, U.S.A., Inc.

/s/ Edward S. Lampert
Edward S. Lampert

ESL 2008 ANNUITY TRUST I

/s/ Edward S. Lampert
Edward S. Lampert, Trustee

ACKNOWLEDGED AND AGREED TO
AS OF THE DATE FIRST WRITTEN ABOVE:

TOYOTA MOTOR SALES, U.S.A., INC.

/s/ James Lentz
James Lentz, President

AUTONATION, INC.

/s/ Michael E. Maroone
Michael E. Maroone, President